EXHIBIT 10.49
FOURTH AMENDMENT AND LIMITED WAIVER
TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT
          FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT, dated as of March 31, 2009 (this “Amendment”), among VISTEON CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party hereto as a borrower (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), each other subsidiary of the Company party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent, Issuing Bank and Swingline Lender.
W I T N E S S E T H:
          WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006, that certain Second Amendment to Credit Agreement and Consent, dated as of April 10, 2007, and that certain Third Amendment to Credit Agreement, dated as of March 12, 2008 (as so amended, supplemented or modified, the “Credit Agreement”);
          WHEREAS, the Company has notified the Administrative Agent that certain Events of Default may occur under the Credit Agreement and the Borrowers have requested that the Lenders and the Administrative Agent grant a prospective limited waiver with respect thereto;
          WHEREAS, the Lenders party hereto and the Administrative Agent are willing to grant such limited waiver on the terms and subject to the conditions set forth herein and the Borrowers, the Lenders party hereto, the Administrative Agent, the Issuing Bank and the Swingline Lender agree to amend certain provisions of the Credit Agreement and the Security Agreement as provided for herein.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
          Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended as follows:
                    (a) The following new defined terms are hereby inserted in proper alphabetical order:

          “Designated Collateral Account” has the meaning set forth in Section 6.19(c).
          “Fourth Amendment and Limited Waiver” means that certain Fourth Amendment and Limited Waiver to Credit Agreement and Amendment to Security Agreement, dated as of March 31, 2009, among the Borrowers, the Lenders party thereto, and the Administrative Agent.
          “Fourth Amendment Effective Date” means the date on which the conditions precedent to effectiveness of the Fourth Amendment and Limited Waiver are satisfied or duly waived and such amendment becomes effective.
                    (b) The defined term “Alternate Base Rate” is hereby amended and restated as follows:
          “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day (without any rounding). Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
                    (c) The defined term “Applicable Rate” is hereby amended and restated as follows:
          “Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Revolving Loan, or with respect to the Commitment Fees payable hereunder, as the case may be, a rate per annum of 3.00% in the case of any ABR Loan, 4.00% in the case of any Eurodollar Loan, and 0.75% in the case of Commitment Fees.
                    (d) The defined term “Borrowing Base” is hereby amended by deleting the phrase “5.01(f) of the Agreement” where such phrase occurs in the last sentence thereof and inserting the phrase “5.01(g) of the Agreement” in lieu thereof.
          Section 1.2 Amendment to Article II. Section 2.05 of the Credit Agreement is hereby amended by (i) inserting the following sentence at the end of Section 2.05(a): “Notwithstanding the foregoing, no Swingline Loans shall be available from and after the Fourth Amendment Effective Date.”, (ii) inserting the phrase “(except for the last sentence of this Section 2.05(b))” after the phrase “Any provision of this Agreement to the contrary notwithstanding” where it appears in the first sentence of Section 2.05(b), and (iii) inserting the following sentence at the end of Section 2.05(b): “Notwithstanding the foregoing, no Overadvances shall be available from and after the Fourth Amendment Effective Date.”

          Section 1.3 Amendment to Article III. Article III of the Credit Agreement is hereby amended by inserting the following section to the end of such Article.
     SECTION 3.23 Deposit Accounts, Lock Boxes and Securities Accounts. Each Deposit Account, Lock Box (each as defined in the Security Agreement) and securities account of each Borrower is listed on Schedule I to the Fourth Amendment and Limited Waiver. Each Collateral Deposit Account (as defined in the Security Agreement) is identified on such Schedule I, and each Deposit Account, Lock Box and securities account that is subject to a Deposit Account Control Agreement or Securities Account Control Agreement is identified on such Schedule I.
          Section 1.4 Amendment to Article IV. Section 4.02 of the Credit Agreement is hereby amended by (i) deleting the phrase “paragraphs (a), (b) and (c)” where such phrase occurs in the last paragraph thereof and inserting the phrase “paragraphs (a), (b), (c) and (d)” in lieu thereof and (ii) inserting the following clause (d) after clause (c) thereof:
     (d) From and after the Fourth Amendment Effective Date (i) immediately after giving effect to any Borrowing (other than the issuance, amendment, renewal or extension of any Letter of Credit), total aggregate cash and Cash Equivalents of the Borrowers and their Domestic Subsidiaries, excluding cash and Cash Equivalents in the Designated Collateral Account up to the amount of Revolving Exposure at such time, is not greater than $100,000,000; and (ii) immediately after giving effect to the issuance of any new Letter of Credit, or the amendment of any existing Letter of Credit resulting in an increase in the undrawn face amount thereof (but not the renewal or extension of any existing Letter of Credit, or the amendment of any existing Letter of Credit not resulting in an increase in the undrawn face amount thereof), total aggregate cash and Cash Equivalents of the Borrowers and their Domestic Subsidiaries, excluding cash and Cash Equivalents in the Designated Collateral Account up to the amount of Revolving Exposure at such time, is not greater than $100,000,000, unless (in the case of this clause (ii)) the Borrowers contemporaneously make a prepayment (not otherwise required pursuant to any term of the Loan Documents) of the Revolving Loans (or, to the extent that no Loans are outstanding, cash collateralize LC Exposure) in the amount of such new Letter of Credit or such increase in face amount.
          Section 1.5 Amendment to Article V. Section 5.01(g) of the Credit Agreement is hereby amended and restated as follows:
     (g) (i) as soon as available but in any event on or before the third Business Day occurring after the fifteenth and last calendar day of each calendar month, as of the semimonthly period then ended, and (ii) so long as Minimum Excess Liquidity is less than $125,000,000 (a “Reporting Trigger Event”), (A) at such other times as may be necessary to re-determine availability of Advances hereunder, or (B) as may be requested by the Administrative Agent, in each case as of the period then ended, a Borrowing Base Certificate and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request; and the Eligible Accounts component of the Borrowing Base shall be updated on a semimonthly (or more frequent, to the extent required by clause (ii) above) basis; the Eligible Inventory component of the Borrowing Base shall be updated on a monthly (or more frequent, to the extent required by clause (ii) above) basis; and the PP&E Component of the Borrowing Base shall be updated on a quarterly (or more frequent, to the extent required by clause (ii) above) basis or otherwise more frequently (I) from time to time upon receipt of periodic valuation updates received from the Administrative Agent’s asset valuation experts, (II) concurrent with the sale or commitment to sell any assets constituting part of the PP&E Component, (III) in the event such assets are idled for any reason other than routine maintenance or repairs, or for routine planned shutdowns substantially in accordance with past practice, for a period in excess of ten (10) consecutive days, or (IV) in the event that the value of such assets is otherwise impaired, as determined in the Administrative Agent’s Permitted Discretion;
          Section 1.6 Amendment to Article V. Section 5.01 of the Credit Agreement is hereby further amended by inserting the following new clauses (i) and (j) immediately after clause (h) appearing therein, deleting the word “and” at the end of clause (h), and renumbering the existing clause (i) as clause (k):
     (i) concurrently with the delivery thereof or promptly upon the receipt thereof, copies of any report, notice (including notices of “Defaults,” “Events of Default” and other comparable terms), certificate, document, financial statement or other written information delivered or received under or in connection with the Term Loan Facility or the European Facility; provided, however, nothing in this clause (i) shall require the disclosure of any notice, certificate, document, financial statement or other information (A) that relates to settlement negotiations, including, without limitation, any information protected from use or disclosure pursuant to Federal Rule of Evidence 408 and any other rule of similar import and/or (B) to the extent that disclosure of such items would result in the loss of attorney client privilege with respect to such report, notice, certificate, document, financial statement or other information; provided further that the Borrowers shall not be required to deliver fee letters or engagement letters in connection with any amendment, modification or refinancing of the Term Loan Facility or the European Facility so long as such fee letters or engagement letters do not contain terms other than those terms that are customarily contained in fee letters or engagement letters that are kept confidential in the asset-based or leveraged loan markets;
     (j) not later than the second Business Day of each calendar week, a certificate of a Financial Officer of the Borrower Representative setting forth reasonably detailed calculations demonstrating compliance with Section 6.19(c) on each day of the prior calendar week; and
          Section 1.7 Amendment to Article VI. Section 6.19 of the Credit Agreement is hereby amended by inserting the following subsection to the end of such Section.
     (c) Minimum Cash and Cash Equivalents. The Borrowers will not permit the cash and Cash Equivalents belonging to the Borrowers and held in account number 2331794236 with JPMorgan Chase Bank, N.A. (or such other deposit account or securities account as may from time to time be approved in writing by the Administrative Agent) (the “Designated Account”), which account shall be a blocked account subject at all times to a Deposit Account Control Agreement or Securities Account Control Agreement (each as defined in the Security Agreement) in favor of and in form and substance satisfactory to the Administrative Agent (which agreement shall provide that the Borrowers may not issue instructions with respect to such account), at any time to be less than Revolving Exposure at such time as reflected on the Administrative Agent’s records.
          Section 1.8 Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by inserting the following section to the end of such Article.
     SECTION 6.21 Deposit Accounts and Securities Accounts. Notwithstanding any other provision of any other Loan Document, including Sections 4.14 and 4.15 of the Security Agreement, in the case of the Borrowers and their Domestic Subsidiaries (i) maintain or hold any cash or Cash Equivalents unless such cash or Cash Equivalents are held in deposit accounts or investment accounts that are subject to Deposit Account Control Agreements or Securities Account Control Agreements (each as defined in the Security Agreement) in favor of and in form and substance satisfactory to the Administrative Agent; provided that the Borrowers and their Domestic Subsidiaries may maintain or hold cash and Cash Equivalents in deposit accounts or investment accounts that are not subject to such control agreements (y) in a total aggregate amount not to exceed $15,000,000 or (z) in payroll, trust or tax accounts in an amount not to exceed the amount held in such accounts in the ordinary course of business consistent with past practice, or (ii) open any securities account without providing prior written notice to the Administrative Agent and entering into a Securities Account Control Agreement in order to give the Administrative Agent Control (as defined in the Security Agreement) of such securities account.
          Section 1.9 Amendment to Article VII. Article VII of the Credit Agreement is hereby amended by inserting the phrase “of this Agreement, Article VII of the Security Agreement or Section 2.5 of the Fourth Amendment and Limited Waiver” after the phrase “or 5.08 or in Article VI” where such phrase appears in clause (d) of such Article.
          Section 1.10 Amendment to Section 4.15 to Security Agreement. Section 4.15 of the Security Agreement is hereby amended by deleting the phrase “when added to the average balance of the Excluded Securities Accounts,” and inserting the phrase “ when added to the average balance of the Excluded Deposit Accounts,” in lieu thereof.
          Section 1.11 Amendment to Section 7.2 to Security Agreement. Section 7.2 of the Security Agreement is hereby amended by deleting the phrase “if such Deposit Account is or replaces a Collateral Deposit Account or other existing Deposit Account then subject, or then required pursuant to Section 4.14 to be subject, to a Deposit Account Control Agreement (any deferral by the Administrative Agent or establishment of any reserve notwithstanding),” appearing therein and inserting the phrase “(other than a payroll, trust or tax account)” in lieu thereof.
          Section 1.12 Amendment to Exhibit G to Security Agreement. Exhibit G of the Security Agreement is hereby amended and restated in its entirety as set forth in Exhibit I hereto.
ARTICLE II
ACKNOWLEDGEMENT AND LIMITED WAIVER
          Section 2.1 Acknowledgement. (a) Each of the Borrowers acknowledges and agrees that as of March 31, 2009, (i) the amount of the Loans outstanding under the Credit Agreement is $105,000,000 plus accrued and unpaid interest and (ii) the amount of Letters of Credit outstanding under the Credit Agreement is $58,185,083.13. All of the Obligations, including those set forth above, are currently valid and outstanding and none of the Borrowers have any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.
                    (b) Each of the Borrowers and the Subsidiaries of the Borrowers party hereto, each as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or are guarantors, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such documents to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such documents to which it is a party as security for the Secured Obligations, and confirms and agrees that such liens and security interests hereafter secure all of the Secured Obligations, including, without limitation, all additional Secured Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Credit Agreement or any other Loan Document.
          Section 2.2 Limited Waiver. Subject to and effective upon the satisfaction of the conditions precedent to effectiveness set forth in Article IV hereof, the Administrative Agent and the Lenders hereby waive (i) the requirement that the annual audit for the Company for the fiscal year which ended on December 31, 2008, required to be delivered pursuant to Section 5.01(a) of the Credit Agreement, be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (the inclusion of such a qualification or exception in the audit report for such annual audit, being referred to as the “Specified Default”), and (ii) any Default or Event of Default which would have resulted from the occurrence of the Specified Default under the Loan Documents, in each case, for a period commencing on the date hereof and ending on, and including, Saturday, May 30, 2009 (the “Waiver Termination Date”).
          Section 2.3 Effect of Limited Waiver. The limited waiver set forth in Section 2.2: (i) does not constitute a waiver of any existing Default or Event of Default (whether or not known to the Administrative Agent or the Lenders) except to the extent specifically set forth therein, (ii) does not constitute a waiver of any subsequently arising Default or Event of Default under the provisions referred to therein, or an acquiescence thereof, (iii) does not constitute a waiver of any other provision of the Credit Agreement or any other Loan Document or a waiver of any other Default or Event of Default (whether or not known to the Administrative Agent or the Lender) that may exist or subsequently arise under the Credit Agreement, or an acquiescence thereof.
          Section 2.4 Termination. Upon the occurrence of a Waiver Default, the Administrative Agent may in its discretion, or at the direction of the Required Lenders shall, terminate the limited waiver set forth in Section 2.2 of this Amendment (provided that the limited waiver set forth in Section 2.2 of this Amendment shall terminate automatically upon the occurrence of the Waiver Termination Date, unless such date has been extended in writing by the Required Lenders); and thereafter the Administrative shall be entitled to immediately exercise all rights and remedies available to it and the Lenders herein and in the Loan Documents, under the Uniform Commercial Code, and any other state or federal law. Notwithstanding the foregoing, however, the representations, warranties, acknowledgments, covenants, and agreements made by the Borrowers herein shall survive the Waiver Termination Date and Administrative Agent’s election to terminate its obligations hereunder in the event of a Waiver Default. As used herein, “Waiver Default” shall mean (A) the failure of any Borrower to timely comply with any term, condition, or covenant set forth in this Amendment, (B) the termination of the Term Loan Waiver prior to the Waiver Termination Date with respect to the Specified Default (or any corresponding default or event of default under the Term Loan Facility), (C) the termination of the European Facility Waiver prior to the Waiver Termination Date with respect to the Specified Default (or any corresponding default or event of default under the European Facility), or (D) the failure of any representation or warranty made by any Borrower under or in connection with this Amendment to be true and complete in all material respects as of the date when made. Notwithstanding any provision of the Credit Agreement, the thirty day notice period described in clause (f) of Article VII of the Credit Agreement with respect to the Specified Default shall commence on the date hereof.

          Section 2.5 Covenant. The Borrowers shall perform all actions listed on Annex A hereto, each to the satisfaction of the Administrative Agent or as otherwise required by the Loan Documents, each within by the date specified on such schedule (in each case as such deadline may be extended in writing by the Administrative Agent in its sole discretion).
          Section 2.6 Consultant. Borrowers acknowledge and agree that Administrative Agent or its counsel may engage one or more professional consulting firms or financial advisors, chosen by the Administrative Agent (each a “Consultant”), to advise and assist Administrative Agent, Administrative Agent’s counsel, Secured Parties and Secured Parties’ counsel with their on-going assessment of the Borrowers and their Subsidiaries. Administrative Agent and Secured Parties may elect to maintain the confidentiality of any conclusions reached or reports prepared by any such Consultant. Specifically, the Administrative Agent, the Secured Parties and the Consultant shall have no obligation to disclose the reports prepared by the Consultant, or the conclusions reached by the Consultant, to Borrowers or any of their Subsidiaries or Affiliates. Borrowers shall reimburse Administrative Agent for any and all fees, charges and disbursements of such Consultant in accordance with Section 9.03 of the Credit Agreement. The provisions of this Section shall survive the Waiver Termination Date and Administrative Agent’s election to terminate its obligations hereunder in the event of a Waiver Default.
ARTICLE III
GENERAL RELEASE; INDEMNITY.
          Section 3.1 General Release. In consideration of, among other things, Administrative Agent’s and Lenders’ execution and delivery of this Amendment, the Releasors hereby forever waive, release and discharge, to the fullest extent permitted by law, each Releasee from the Claims, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity, against the Releasees, based in whole or in part on facts, whether or not now known, existing on or before the effective date of this Amendment, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents (including this Amendment) or the transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among Borrowers or any of their Subsidiaries party to any Loan Document, on the one hand, and any or all of the Administrative Agent or Lenders on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. In entering into this Amendment, the Borrowers and their Subsidiaries party hereto consulted with, and have been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents, and payment in full of the Secured Obligations.
          Section 3.2 Indemnity. (a) Each of the Borrowers hereby agrees that it shall be jointly and severally obligated to indemnify and hold the Releasees harmless in accordance with Section 9.03 of the Credit Agreement.
                    (b) Each of the Borrowers and their Subsidiaries party hereto, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Borrower or any of their Subsidiaries party hereto pursuant to this Article III. If any Borrower or any of their Subsidiaries, or any of their successors, assigns or other legal representatives violates the foregoing covenant, the Borrowers, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. As used herein, (i) “Claims” shall mean any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs or expenses whatsoever; (ii) “Releasees” shall mean each Indemnitee (as defined in the Credit Agreement); and (iii) “Releasors” shall mean each of the Borrowers and each of their Subsidiaries party hereto, on behalf of themselves and their respective agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns.
ARTICLE IV
CONDITIONS TO CLOSING
          The effectiveness of the provisions of this Amendment are subject to the satisfaction of the following conditions:
                    (a) Fourth Amendment. The Borrowers, the Administrative Agent and the Required Lenders shall have delivered a duly executed counterpart of this Amendment to the Administrative Agent.
                    (b) Certain Actions. The Borrowers shall have performed all actions listed on Annex A hereto which are required to have been performed prior to the effective date of this amendment, each to the satisfaction of the Administrative Agent or as otherwise required by the Loan Documents.
                    (c) Fees, Costs and Expenses. The Borrowers shall have paid (i) the amendment fee referred to in Section 5.9 hereof to the Administrative Agent for the account of each Lender theretofore entitled thereto, (ii) any other fee then due and payable pursuant to any Loan Document, (iii) the invoiced legal fees (including retainer) of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Administrative Agent, and (iv) all other costs and expenses then payable pursuant to Section 5.8 hereof or any other Loan Document with respect to this Amendment (including expenses with respect to procurement of title insurance for the Mortgage on the fee interests in the Leased Assets (as defined under the Visteon Village Lease)).
                    (d) Representations and Warranties. The representations and warranties of the Borrowers set forth in Section 5.3 hereof are true and correct on the date hereof and the Administrative Agent shall have received a certificate to such effect.
                    (e) Other Waivers. The Borrowers shall provided to the Administrative Agent certified copies of waiver agreements, each in form and substance reasonably satisfactory to the Administrative Agent, under the Term Loan Facility (the “Term Loan Waiver”) and the European Facility (the “European Facility Waiver”), and each such agreement shall be in full force and effect.

ARTICLE V
MISCELLANEOUS
          Section 5.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. This Amendment shall constitute an amendment and waiver only and shall not constitute a novation with regard to the Credit Agreement, the Security Agreement or any other Loan Document.
          Section 5.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
          Section 5.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders (except that the Borrowers make no representation (i) as to the continued accuracy of the representation and warranty contained in Section 3.02 of the Credit Agreement and (ii) with respect to the second sentence of Section 3.07 of the Credit Agreement, the Specified Default) that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Amendment and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such date, (b) other than the Specified Default, no Default or Event of Default has occurred and is continuing, and (c) this Amendment constitutes, and any of the documents required herein will constitute upon execution and delivery, legal, valid, and binding obligations of each Borrower and each of their Subsidiaries party hereto or thereto, each enforceable in accordance with its terms.
          Section 5.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.
          Section 5.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein and supersedes all previous communications and negotiations with regard to the subject matter hereof. No representation, undertaking, promise, or condition concerning the subject matter hereof shall be binding upon the Administrative Agent or any other Secured Party unless clearly expressed in this Agreement or in the other documents referred to herein. No agreement which is reached herein shall give rise to any claim or cause of action except for breach of the express provisions of a legally binding written agreement.

          Section 5.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          Section 5.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 5.8 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.
          Section 5.9 Amendment Fee. The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the benefit of each Lender who delivers a duly executed counterpart of this Amendment to the Administrative Agent on or before 5:00 PM New York time, March 30, 2009, a nonrefundable amendment fee of 0.25% of each such Lender’s existing Revolving Commitment.
          Section 5.10 Representation by Counsel. The Borrowers and each of their Subsidiaries party hereto acknowledge that they: (i) have been represented, or had the opportunity to be represented, by their own legal counsel in connection with the Loan Documents and this Amendment, including, without limitation, with respect to the releases set forth in Section 3.1 above; (ii) have exercised independent judgment with respect to the Loan Documents and this Amendment; (iii) have not relied on Administrative Agent, any other Secured Party or on counsel for the Administrative Agent or any Secured Party for any advice with respect to the Loan Documents or this Amendment; and (iv) have had a reasonable opportunity to consider whether there may be future damages, injuries, claims, obligations, or liabilities which presently are unknown, unforeseen or not yet in existence and consciously intends to release them. Based upon the foregoing, no rule of contract construction or interpretation shall be employed to construe this Amendment more strictly against one party or the other.
          Section 5.11 Relationship of Parties. Nothing contained in this Amendment or any other document referred to herein, nor any action taken pursuant hereto or thereto, shall be construed as: (i) permitting or obligating Administrative Agent or any other Secured Party to act as financial or business advisor or consultant to any Borrower or any of their Subsidiaries; (ii) permitting or obligating Administrative Agent or any other Secured Party to control or to conduct the operations of any Borrower or any of their Subsidiaries; (iii) creating any fiduciary obligation on the part of Administrative Agent or any other Secured Party to any Borrower or any of their Subsidiaries; or (iv) causing any Borrower or any of their Subsidiaries to be treated as an agent of Administrative Agent or any other Secured Party.
          Section 5.12 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.
[Remainder of this page is intentionally left blank.]

Fourth Amendment and Limited Waiver
to Visteon Credit Agreement
          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: VISTEON CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

ARS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

FAIRLANE HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE LEASING SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fourth Amendment and Limited Waiver
to Visteon Credit Agreement

HALLA CLIMATE SYSTEMS ALABAMA CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

INFINITIVE SPEECH SYSTEMS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON REMANUFACTURING, INCORPORATED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

MIG-VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

OASIS HOLDINGS STATUTORY TRUST

By: U.S. Bank National Association (successor to
State Street Bank and Trust Company of
Connecticut, National Association), not in its
individual capacity, but solely as trustee

By	/s/ David W. Doucette
	Name:	David W. Doucette
	Title:	Vice President

Fourth Amendment and Limited Waiver
to Visteon Credit Agreement

SUNGLAS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC AVIATION SERVICES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC REGIONAL ASSEMBLY & MANUFACTURING, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON AC HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON CLIMATE CONTROL SYSTEMS LIMITED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON DOMESTIC HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fourth Amendment and Limited Waiver
to Visteon Credit Agreement

VISTEON FINANCIAL CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TREASURY, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON LA HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fourth Amendment and Limited Waiver
to Visteon Credit Agreement

VISTEON TECHNOLOGIES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

TYLER ROAD INVESTMENTS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Fourth Amendment and Limited Waiver
to Visteon Credit Agreement

OTHER GRANTORS: VISTEON ASIA HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON AUTOMOTIVE HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON EUROPEAN HOLDINGS CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

JPMORGAN CHASE BANK, N.A. as Administrative Agent, Swingline Lender, Issuing Bank, and Lender
By	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director